UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2005

VIEWPOINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY (Address of principal executive offices)		10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

______________________________N/A______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 26, 2005, Viewpoint Corporation (the “Company”) and Overture Services, Inc. entered into an amendment (the “Amendment”) to the Overture Master Agreement, dated as of January 14, 2004, as amended (the “Agreement”). The Amendment provides that the term of the Agreement shall be extended until March 17, 2008, unless earlier terminated in accordance with its terms. The Amendment also provides the Company with the right, subject to certain conditions, to create and distribute customized versions of the Viewpoint Toolbar to third parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

/s/ Patrick Vogt __________
Patrick Vogt
President and Chief Executive Officer

Dated: November 1, 2005